Goldman Sachs U.S. Financial Services Conference 2019 December 11, 2019 Andy Cecere Chairman, President and Chief Executive Officer Terry Dolan Vice Chair and Chief Financial Officer Exhibit 99.1

Forward-looking Statements and Additional Information The following information appears in accordance with the Private Securities Litigation Reform Act of 1995: Today’s presentation contains forward-looking statements about U.S. Bancorp. Statements that are not historical or current facts, including statements about beliefs and expectations, are forward-looking statements and are based on the information available to, and assumptions and estimates made by, management as of the date hereof. These forward-looking statements cover, among other things, anticipated future revenue and expenses and the future plans and prospects of U.S. Bancorp. Forward-looking statements involve inherent risks and uncertainties, and important factors could cause actual results to differ materially from those anticipated. Deterioration in general business and economic conditions or turbulence in domestic or global financial markets could adversely affect U.S. Bancorp’s revenues and the values of its assets and liabilities, reduce the availability of funding to certain financial institutions, lead to a tightening of credit, and increase stock price volatility. Stress in the commercial real estate markets, as well as a downturn in the residential real estate markets, could cause credit losses and deterioration in asset values. In addition, changes to statutes, regulations, or regulatory policies or practices could affect U.S. Bancorp in substantial and unpredictable ways. U.S. Bancorp’s results could also be adversely affected by changes in interest rates; deterioration in the credit quality of its loan portfolios or in the value of the collateral securing those loans; deterioration in the value of its investment securities; legal and regulatory developments; litigation; increased competition from both banks and non-banks; changes in the level of tariffs and other trade policies of the United States and its global trading partners; changes in customer behavior and preferences; breaches in data security; failures to safeguard personal information; effects of mergers and acquisitions and related integration; effects of critical accounting policies and judgments; and management’s ability to effectively manage credit risk, market risk, operational risk, compliance risk, strategic risk, interest rate risk, liquidity risk and reputational risk. For discussion of these and other risks that may cause actual results to differ from expectations, refer to U.S. Bancorp’s Annual Report on Form 10-K for the year ended December 31, 2018, on file with the Securities and Exchange Commission, including the sections entitled “Risk Factors” and “Corporate Risk Profile” contained in Exhibit 13, and all subsequent filings with the Securities and Exchange Commission under Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934. In addition, factors other than these risks also could adversely affect U.S. Bancorp’s results, and the reader should not consider these risks to be a complete set of all potential risks or uncertainties. Forward-looking statements speak only as of the date hereof, and U.S. Bancorp undertakes no obligation to update them in light of new information or future events. This presentation includes non-GAAP financial measures to describe U.S. Bancorp’s performance. The calculations of these measures are provided in the Appendix. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

U.S. Bancorp As of 9/30/19, except market value as of 12/5/19 NYSE TradedUSB Founded 1863 Market Value $93B Assets $488B Deposits $360B Loans $295B

Our Advantaged Position Source: company reports and Bloomberg Assets and deposits as of 9/30/19, market value as of 12/5/19 Assets Deposits Market Value Assets Deposits Market Value U.S. U.S. U.S. Rank Company $ in billions Rank Company $ in billions Rank Company $ in billions 1 J.P. Morgan $2,765 1 J.P. Morgan $1,525 1 J.P. Morgan $417 2 Bank of America 2426 2 Bank of America 1393 2 Bank of America 298 3 Citigroup 2015 3 Wells Fargo 1308 3 Wells Fargo 225 4 Wells Fargo 1944 4 Citigroup 1088 4 Citigroup 163 5 U.S. Bancorp 488 5 U.S. Bancorp 360 5 U.S. Bancorp 93 6 PNC 409 6 PNC 286 6 PNC 67 7 BB&T 237 7 SunTrust 168 7 BB&T 41 8 SunTrust 227 8 BB&T 162 8 SunTrust 31 9 Fifth Third 171 9 Fifth Third 125 9 Fifth Third 21 10 KeyCorp 147 10 KeyCorp 112 10 KeyCorp 19 Assets and deposits as of 12/31/18 Market Value as of 10/22/18

Our Businesses Consumer & Business Banking, 40% Branch banking, small business banking, consumer lending, mortgage banking and omnichannel delivery Payment Services, 29% Retail payment solutions, global merchant acquiring and corporate payment systems Corporate & Commercial Banking, 17% Corporate banking, commercial banking and commercial real estate Wealth Management & Investment Services, 14% Wealth management, asset management, corporate trust and custody, and fund services 3Q19 YTD taxable-equivalent basis Business line revenue percentages exclude Treasury and Corporate Support, see slide 18 for calculation

Our Financial Performance Return on Average Common Equity Return on Average Assets Efficiency Ratio 3Q19 Source: company reports; peers include: BAC, BBT, FITB, JPM, KEY, PNC, RF, STI and WFC * Non-GAAP, see slide 19 for calculation

We are starting from a position of strength The core competencies and competitive advantages that made us great in the past remain in place The world is changing, and we are transforming how we do business and investing for the future Where We Are Today

Our Key Priorities 1. Digital 2. Leveraging our payments ecosystem 3. Optimization

Digital: Driving Revenue and Efficiency Amazing digital experiences provide us more opportunities to add value and to monetize interactions over 70% of our consumer customers use digital channels the digital “door” is always open * Note: total # of unique branch visits as shown is estimated based on data from 1,500 branches

Digital: Our Accomplishments and Focus What we’ve accomplished: What’s to come: Increasing the pace of delivery of new and improved digital products and experiences - Building, buying and collaborating to further expand our capabilities - Leveraging data to drive personalization and smarter decisions - Further scaling and maturing Agile development across the company - Creating a digital profit model, enabling us to measure what matters - and monetize interactions through: Made significant progress in building DIY, smart and personalized experiences for our customers Aligned and strengthened key functions under new leadership - Omnichannel - Agile - Innovation 400M+ valuable insights delivered* * Since launch of new mobile app for iPhone in March 2019 products offers sales platforms

Payments Ecosystem: Delivering Value Through Integration Technology Data U.S. Bank advantage Card issuing Merchant processing AR and AP solutions Omni-commerce capabilities Lending Deposits Capital solutions Cash management Investment services Banking customers Technology Data Banking products Banking customers Payments customers Data Technology Payments products Payments customers We are building on our complete payments ecosystem to create value for our customers via information-rich payment streams

Payments Ecosystem: Our Accomplishments and Focus What we’ve accomplished: What’s to come: Realizing benefits from our investments in integrated payments and omni-commerce Continued innovation in the B2B and B2C spaces, building on the real-time rails Increasing our focus on connecting card issuing, merchant acquiring and banking in order to serve our customers more holistically Actively expanded products, capabilities and distribution across each of our payments businesses Identified new opportunities and developed solutions in the B2B/faster payments space - Launched our first B2B Experience Studio - Rolled out targeted B2B and B2C solutions

Optimizing to Reinvest We manage for the long term, but won’t lose sight of the short term Physical assets Technology and risk Business mix Structure Money movement New markets Digital Capabilities Optimization Investment

Optimization: Our Accomplishments and Focus What we’ve accomplished: What’s to come: Optimized monetary, physical and human capital - Announced plan for incremental share buybacks and raised dividend payout target to 35-45% (maintaining total payout target of 70-80%) - Accelerated physical asset optimization and opened our first out-of-footprint branch - Reduced spans and layers within the organization, and created new customer-facing roles Managing capital levels closer to our 9.0% near-term target Prudent portfolio management Continuously reviewing our businesses for performance, market attractiveness, growth opportunities, returns and capital requirements Creating efficiency through business automation and continued modernization of our technology infrastructure

In Summary We are starting from a position of strength The world is changing, and we are investing to be competitive over the long term We made significant progress on our key priorities in 2019, and we will keep up the momentum in 2020 and beyond We are focused on: Driving digital availability and excellence, increasing our opportunities to monetize interactions Adding value for our corporate customers through the integration of payments and banking Strategic optimization of our business and our monetary, physical and human capital

4Q19 Guidance Update Net interest income Noninterest income Operating leverage Tax rate Credit quality

Appendix

Non-GAAP Financial Measures

Non-GAAP Financial Measures (1) Interest and rates are presented on a fully taxable-equivalent basis based on a federal income tax rate of 21 percent